UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 21, 2020

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Ranch Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AMRB	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “Meeting”) of American River Bankshares (the “Company”) held on May 21, 2020, the Company’s shareholders approved the 2020 Equity Incentive Plan (the “Plan”). The Plan, which replaces the Company’s 2010 Equity Incentive Plan, authorizes the grant of awards relating to up to 250,000 shares of common stock in the form of stock options, restricted stock awards, performance awards, restricted stock units (RSU’s), stock appreciation rights (SAR’s) and other stock-based awards.

No stock option or SAR may become vested or exercisable and no restricted stock, RSU or stock-based awards may become vested less than one year following the grant date of such award; provided, however the Company’s compensation committee may provide for earlier exercisability or vesting in the event a participant’s service terminates due to death or disability or following a change in control, and the compensation committee may provide for earlier exercisability and vesting of awards that in the aggregate do not exceed 5% of the total number of shares of common stock authorized to be issued under the Plan. Vesting and/or exercise of awards under the Plan may also be made subject to satisfaction of financial criteria or other objective performance measures. The specific performance measures listed in the 2020 Plan that the compensation committee may use in granting performance-based awards include the following: total loans; loan growth; total deposits; total trust assets; fee income; demand deposits; business loans (or any other subgroup of total loans), operating efficiency; net interest margin; return on assets; return on equity; return on capital; economic value added; total shareholder return; net income; pre-tax income; operating profit margin; book value; earnings per share; earnings growth; fee income; new trust assets; new trust fees; trust revenue; nonperforming assets to assets ratio; efficiency ratio; investment services earnings; investment services revenue; stock price earnings ratio; earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue.

The Company’s compensation committee will determine the types of awards to be granted from among those provided under the Plan and the terms of such awards, including the number of shares of common stock or other securities underlying the awards; restrictions and vesting requirements, which may be time-based vesting or vesting upon satisfaction of performance goals and/or other conditions; the exercise price for options and SARs, which may not be less than 100% of the fair market value of a share on the grant date; and, where applicable, the expiration date of awards, which for options and SARs may not be more than 10 years after the grant date. All of the Company’s employees (including executive officers), consultants and directors are eligible to participate in the Plan.

If the Company undergoes a change in control, which includes certain corporate transactions such as a merger, reorganization or consolidation resulting in a change in majority ownership, a sale of substantially all of assets, a sale of more than 50% of common stock, or a change in the majority of directors on our Board during a 12-month period, then awards outstanding under the Plan may be assumed, substituted or otherwise continued or may be cashed out or exchanged for other property based upon the fair market value of our common stock or the consideration paid per share in the change in control. Awards that are not assumed, substituted, or otherwise continued upon such an event will terminate if not exercised. Vesting and exercisability of awards outstanding upon a change in control may be accelerated at the discretion of the compensation committee, which may include circumstances in which a participant’s employment is terminated in connection with the change in control or in which the acquirer fails to assume, continue or substitute for such awards.

The Board of Directors may amend or terminate the Plan at any time, provided that any such amendment or termination may not adversely affect any awards then outstanding without the participant’s consent. Amendments to increase the number of shares of common stock available for awards under the Plan, amendments to alter or delete the shareholder approval requirement for repricing options and SARs, and any other amendments for which shareholder approval is required by applicable laws, regulations or stock exchange rules may not be adopted without shareholder approval. No new awards will be granted under the Plan after March 17, 2030.

In addition, the Company’s compensation committee adopted a performance based restricted stock program which, subject to approval of the Plan by the Company’s shareholders, provides for target equity awards to the Company’s executive officers and other executives that may be chosen at the Company’s Chief Executive Officer’s discretion. Target awards are based on annual salary in the following amounts: Chief Executive Officer 25%; Chief Financial Officer, Chief Operating Officer and Chief Credit Officer, 20% each. The targets are set following approval of the Company’s budget by the Board of Directors based on the criteria reflected in the Plan.

The foregoing description of the Plan and the awards that may be granted thereunder is qualified in its entirety by the Plan itself, the forms of stock option agreement and restricted stock grant agreement and the performance based restricted stock program, which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 21, 2020, four proposals were submitted to a vote of shareholders through the solicitation of proxies. The voting results are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	2020 Equity Incentive Plan (incorporated herein by reference to Exhibit A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2020).

10.2	Form of Stock Option Grant Agreement

10.3	Form of Restricted Stock Grant Agreement

10.4	American River Bankshares Performance Based Restricted Stock Program

99.1	Voting results for the 2020 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
May 22, 2020	Mitchell A. Derenzo, Chief Financial Officer
(Principal Accounting and Financial Officer)